Related party transactions (Tables)	3 Months Ended
Nov. 30, 2021
Schedule of Related Parties Compensation

Three months ended November 30,	2021	2020
Remuneration [1]	$399	$210
Share based payments	980	-
Total	$1,379	$210

(1)	Remuneration includes salaries and benefits for certain key management personnel and director fees. The board of directors do not have employment or service contracts with the Company. Directors are entitled to director fees and share based payments for their services and officers are entitled to cash remuneration and share based payments for their services.